Taxation	6 Months Ended
Jun. 30, 2026
Taxation
Taxation
3.	Taxation

The tax charge for the first half of 2026 was determined using jurisdiction-specific effective tax rates and may not be representative of future periods. The effective tax rate for the first half is 30.4%, compared with 20.7% in 2025. The tax rate is calculated by dividing the tax charge by the pre-tax profit. The primary drivers for the increase compared to H1 2025 effective tax rate are higher unrecognised losses, non-deductible interest costs, together with the prior year inclusion of a one-off benefit arising from tax settlements. In addition, H1 2026 includes the impact of the non-deductible monetary loss related to Türkiye (2025: non-taxable monetary gain).